UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  August 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 26, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1       844,793,000.00     807,794,707.64   15,615,527.44  1,029,489.48     16,645,016.92      0.00    0.00      792,179,180.20
A_2       292,707,000.00     273,887,485.71    9,902,945.91    351,412.86     10,254,358.77      0.00    0.00      263,984,539.80
M_1        50,050,000.00      50,050,000.00            0.00     88,352.15         88,352.15      0.00    0.00       50,050,000.00
M_2        39,000,000.00      39,000,000.00            0.00    104,108.33        104,108.33      0.00    0.00       39,000,000.00
M_3        31,200,000.00      31,200,000.00            0.00    137,020.00        137,020.00      0.00    0.00       31,200,000.00
P                 100.00             100.00            0.00    409,408.57        409,408.57      0.00    0.00              100.00
R                   0.00               0.00            0.00    138,486.91        138,486.91      0.00    0.00                0.00
TOTALS  1,257,750,100.00   1,201,932,293.35   25,518,473.35  2,258,278.30     27,776,751.65      0.00    0.00    1,176,413,820.00

AIO     1,300,000,000.00   1,247,085,760.65            0.00  3,563,332.96      3,563,332.96      0.00    0.00    1,221,913,820.00
O          42,249,900.00      45,153,467.30            0.00          0.00              0.00      0.00    0.00       45,499,999.99
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1      66987XCD5       956.20430998  18.48444227   1.21862927     19.70307155          937.71986771      A_1        1.480000 %
A_2      66987XCE3       935.70528108  33.83228249   1.20056186     35.03284435          901.87299860      A_2        1.490000 %
M_1      66987XCF0     1,000.00000000   0.00000000   1.76527772      1.76527772        1,000.00000000      M_1        2.050000 %
M_2      66987XCG8     1,000.00000000   0.00000000   2.66944436      2.66944436        1,000.00000000      M_2        3.100000 %
M_3      66987XCH6     1,000.00000000   0.00000000   4.39166667      4.39166667        1,000.00000000      M_3        5.100000 %
P        66987XCK9     1,000.00000000   0.00000000        #####            ####        1,000.00000000      P          0.000000 %
TOTALS                   955.62090860  20.28898535   1.79549046     22.08447580          935.33192325

AIO      66987XCJ2       959.29673896   0.00000000   2.74102535      2.74102535          939.93370769      AIO        3.318187 %
O        N/A           1,068.72364905   0.00000000   0.00000000      0.00000000        1,076.92562562      O          0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM



                          REMIC Available Funds - Group I                                                           20,657,326.49
                          REMIC Available Funds - Group II                                                          11,585,156.03

Sec. 4.03(a)(i)           Distributions of Principal

                                                 Class A-1                                                          15,615,527.44
                                                 Class A-2                                                           9,902,945.91
                                                 Class M-1                                                                   0.00
                                                 Class M-2                                                                   0.00
                                                 Class M-3                                                                   0.00
                                                 Class P                                                                     0.00

Sec. 4.03(a)(ii)          Distributions of Interest

                                                 Class A-1                                                           1,029,489.48
                                                 Class A-2                                                             351,412.86
                                                 Class M-1                                                              88,352.15
                                                 Class M-2                                                             104,108.33
                                                 Class M-3                                                             137,020.00
                                                 Class AIO                                                           3,563,332.96
                                                 Class O                                                                     0.00
                                                 Class P - Prepay Penalty                                              409,408.57

Sec. 4.03(a)(iii)         Pool Balances

                                                 Group I Beginning Pool Balance                                    930,255,516.07
                                                 Group I Ending Pool Balance                                       914,838,615.50
                                                 Group II Beginning Pool Balance                                   316,830,244.58
                                                 Group II Ending Pool Balance                                      307,075,204.50
                                                 Total Beginning Pool Balance                                    1,247,085,760.65
                                                 Total Ending Pool Balance                                       1,221,913,820.00

Sec. 4.03(a)(iv)          Mortgage Loan Information as of Determination Date

                                                 Number of Mortgage Loans                                                   8,954
                                                 Aggregate Principal Balance of Mortgage Loans                   1,221,913,820.00
                                                 Beginning Weighted Average Mortgage Rate                                7.7296 %
                                                 Number of Subsequent Mortgage Loans Added during Prepayment Period           0
                                                 Balance of Subsequent Mortgage Loans Added during Prepayment Period          0.00
                                                 Balance of Pre-Funding Account                                               0.00

Section 4.03(a)(v) A      Group I and Group II Loans Delinquent
                                                  Group 1
                                                                                           Principal
                                                  Period                Number               Balance              Percentage
                                                 30-59 days                     29            3,244,137.18                  0.35 %
                                                 60-89 days                     10            1,235,622.50                  0.14 %
                                                 90+days                        21            2,416,005.40                  0.26 %
                                                 Total                      60                6,895,765.08                  0.75 %
                                                  Group 2
                                                                                           Principal
                                                  Period                Number               Balance              Percentage
                                                 30-59 days                     10              943,844.12                  0.31 %
                                                 60-89 days                      3              163,548.63                  0.05 %
                                                 90+days                         4            1,117,909.56                  0.36 %
                                                  Total                         17            2,225,302.31                  0.72 %

Sec. 4.03 (a)(v) B        Group I and Group II Loans in Foreclosure

                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           68            8,472,446.74                 0.93 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           25            3,379,040.66                 1.10 %

Sec. 4.03(a)(v) C         Group I and Group II Loans in REO
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            9              834,663.79                 0.09 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            4              190,347.61                 0.06 %

Sec. 4.03(a)(vi)          Principal Prepayments

                                                 Group I Prepayments                                                  14,488,076.29
                                                 Group II Prepayments                                                  9,405,668.03

Sec. 4.03 (a)(vii)        Realized Losses

                                                 Group I Current Period Realized Losses                                   34,599.43
                                                 Group I Cumulative Realized Losses                                       34,650.76
                                                 Group II Current Period Realized Losses                                       0.00
                                                 Group II Cumulative Realized Losses                                       8,412.31

Sec. 4.03 (a)(ix)         Unpaid Interest Shortfall Amounts

                                                 Unpaid Interest Shortfall - A-1                                               0.00
                                                 Unpaid Interest Shortfall - A-2                                               0.00
                                                 Unpaid Interest Shortfall - M-1                                               0.00
                                                 Unpaid Interest Shortfall - M-2                                               0.00
                                                 Unpaid Interest Shortfall - M-3                                               0.00
                                                 Unpaid Interest Shortfall - AIO                                               0.00

Sec. 4.03 (a)(x)          Prepayment Interest Shortfalls not covered by the Servicer                                           0.00

Sec. 4.03 (a)(xi)         Credit Enhancement Percentage                                                                     13.26 %

Sec. 4.03 (a)(xii)        Available Funds Cap Carryforward Amount

                                                 Available Funds Cap Carryforward Amount - A-1                                 0.00
                                                 Available Funds Cap Carryforward Amount - A-2                                 0.00
                                                 Available Funds Cap Carryforward Amount - M-1                                 0.00
                                                 Available Funds Cap Carryforward Amount - M-2                                 0.00
                                                 Available Funds Cap Carryforward Amount - M-3                                 0.00
                                                 Remaining Available Funds Cap Carryforward Amount - A-1                       0.00
                                                 Remaining Available Funds Cap Carryforward Amount - A-2                       0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-1                       0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-2                       0.00
                                                 Remaining Available Funds Cap Carryforward Amount - M-3                       0.00


Sec. 4.03 (a)(xiii)       REMIC Pass-Through Rates

                                                 REMIC Pass-Through Rate - A-1                                             1.4800 %
                                                 REMIC Pass-Through Rate - A-2                                             1.4900 %
                                                 REMIC Pass-Through Rate - M-1                                             2.0500 %
                                                 REMIC Pass-Through Rate - M-2                                             3.1000 %
                                                 REMIC Pass-Through Rate - M-3                                             5.1000 %
                                                 REMIC Pass-Through Rate - AIO                                             3.3182 %
                                                 Next REMIC Pass-Through Rate - A-1                                        1.4900 %
                                                 Next REMIC Pass-Through Rate - A-2                                        1.5000 %
                                                 Next REMIC Pass-Through Rate - M-1                                        2.0600 %
                                                 Next REMIC Pass-Through Rate - M-2                                        3.1100 %
                                                 Next REMIC Pass-Through Rate - M-3                                        5.1100 %

Sec. 4.03 (a)(xiv)        Supplemental Interest Payment

                                                 Supplemental Interest Payment - A-1                                           0.00
                                                 Supplemental Interest Payment - A-2                                           0.00
                                                 Supplemental Interest Payment - M-1                                           0.00
                                                 Supplemental Interest Payment - M-2                                           0.00
                                                 Supplemental Interest Payment - M-3                                           0.00

Sec. 4.03 (a)(xv)         Swap Notional Amount and the Underwritten Certificates Principal Balance

                                                 Underwritten Certificates Principal Balance                       1,176,413,820.00
                                                 Swap Notional Amount                                                800,000,000.00
                                                 Difference                                                          376,413,820.00
                                                 Funds paid to Swap Counterparty                                         896,940.98

Sec. 4.03 (a)(xvi)        Overcollateralization Amounts

                                                 Required Overcollateralization Amount                                45,500,000.00
                                                 Overcollateralization Amount                                         45,500,000.00

Sec. 4.03 (a)(xvi)        Excess Cashflow                                                                                519,619.04

